UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Poplar Avenue, Suite 500
Germantown, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

(901) 682-6600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share (Mid-America Apartment Communities, Inc.)	MAA	New York Stock Exchange
8.50% Series I Cumulative Redeemable Preferred Stock, $.01 par value per share (Mid-America Apartment Communities, Inc.)	MAA*I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2023, the registrant held its 2023 Annual Meeting of Shareholders. The following matters were submitted to a vote of the shareholders of record as of March 10, 2023 through the solicitation of proxies:

1.
To elect thirteen directors to serve until the 2024 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;
2.
To provide an advisory (non-binding) vote to approve compensation of the registrant’s named executive officers; and
3.
To provide an advisory (non-binding) vote to select the frequency of the advisory (non-binding) vote to approve compensation of the registrant’s named executive officers; and
4.
To ratify Ernst & Young LLP as the registrant’s independent registered public accounting firm for 2023.
5.
To approve the 2023 OMNIBUS Incentive Plan.

All thirteen nominees were elected to serve until the 2024 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. The results of the election were as follows:

	For	Against	Abstain	Broker Non-Votes
H. Eric Bolton, Jr.	87,939,652	9,273,319	3,638,593	6,318,583
Deborah H. Caplan	100,447,202	367,642	36,720	6,318,583
John P. Case	99,413,308	1,395,515	42,741	6,318,583
Tamara Fischer	100,592,324	222,260	36,980	6,318,583
Alan B. Graf, Jr.	95,037,965	5,772,913	40,686	6,318,583
Toni Jennings	93,169,684	7,642,815	39,065	6,318,583
Edith Kelly-Green	99,837,324	975,886	38,354	6,318,583
James K. Lowder	99,562,086	1,244,437	45,041	6,318,583
Thomas H. Lowder	100,106,518	700,228	44,818	6,318,583
Claude B. Nielsen	93,299,841	7,514,278	37,445	6,318,583
W. Reid Sanders	97,362,452	3,447,643	41,469	6,318,583
Gary Shorb	98,301,201	2,496,346	54,017	6,318,583
David P. Stockert	99,841,340	969,585	40,639	6,318,583

The advisory (non-binding) vote to approve the compensation of named executive officers was in favor of executive compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
90,770,077	9,986,868	94,619	6,318,583

The advisory (non-binding) vote to approve the frequency of the advisory (non-binding) vote to approve the compensation of named executive officers was in favor of every one year. The results of the vote were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
98,114,419	32,677	2,661,546	42,922	6,318,583

Ernst & Young LLP was ratified to serve as the registrant’s independent registered public accounting firm for 2023. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
105,876,278	1,263,790	30,079	0

The 2023 OMNIBUS Incentive Plan was approved. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
95,397,541	5,358,969	95,054	6,318,583

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:	May 17, 2023	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)